EXHIBIT 10.1
                              INVESTMENT AGREEMENT

         INVESTMENT AGREEMENT (this "Agreement"), dated as of February 4, 2004 by and between New York Regional Rail Corporation, a Delaware corporation, with offices located at 4302 First Avenue, Brooklyn, New York 11232 (the "Company"), and Transit Rail LLC, a Delaware limited liability company, with offices located at 2730 Transit Road, West Seneca, New York 14224 (the "Investor").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Investor shall invest up to $2,500,000 to purchase 2,500 shares of the Company's Series D Preferred Stock, $.001 par value (the "Preferred Stock").

         NOW THEREFORE, the Company and the Investor hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings specified or indicated, and such meanings shall be equally applicable to the singular and plural forms of the defined terms.

"1933 Act" shall mean the Securities Act of 1933, as it may be amended.

"1934 Act" shall mean the Securities Exchange Act of 1934, as it may be amended.

"Affiliate" shall mean with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity.

"Agreement" shall mean this Investment Agreement.

"Closings" shall have the meaning specified in Section 2(c).

"Closing Dates" shall have the meaning specified in Section 2(c).

"Common Stock" shall mean the common stock of the Company, $.0001 par value.

"Control" or "Controls" means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

"Indemnitees" shall have the meaning specified in Section 9.

"Indemnified Liabilities" shall have the meaning specified in Section 9.

"Indemnitor" shall have the meaning specified in Section 9.

"Material Adverse Effect" shall have the meaning specified in Section 4(a).

"Purchase Price" shall mean $1,000 per Share.

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"Put Notice" shall mean a written notice sent to the Investor by the Company, as provided in section 2(b) hereof, stating the number of Shares the Company intends to sell to the Investor pursuant to the terms of the Agreement in the form of Exhibit A.

"SEC" shall mean the Securities & Exchange Commission.

"SEC Documents" shall have the meaning specified in Section 4(e).

"Securities" shall mean the shares of Series D Preferred Stock and the shares of Common Stock issuable upon the conversion thereof.

"Shares" shall mean the shares of Series D Preferred Stock of the Company to be issued by the Company as provided in Section 2 hereof.

"Subsidiaries" means any entity in which the Company, directly or indirectly, owns at least 50% of the capital stock or holds an equity or similar interest of a like percentage or more.

"Transaction Documents" shall mean this Agreement, and the agreement of even date herewith by and among the Investor, the Company and John Marsala, the Certificate of Designation, Preferences, Rights, and Limitations of Series D Preferred Stock, the Proxy entitling the holder of the Series D Preferred Shares to direct the voting of the Series C Preferred Shares, the Pledge Agreement between the Investor and John Marsala and each of the other agreements entered into by the parties hereto in connection with the Agreement.

         2. PURCHASE AND SALE OF PREFERRED STOCK; SHAREHOLDER RATIFICATION AND SEC FILINGS

         (a) PURCHASE AND SALE OF PREFERRED STOCK. Upon the terms and conditions set forth herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, up to 2,500 Shares at a purchase price of $1,000 per Share.

         (b) DELIVERY OF PUT NOTICES.

         (i) Subject to the terms and conditions of this Agreement, for a period of 12 months from the date hereof, the Company shall be entitled to deliver a Put Notice to Investor once every 15 days. Following any Put Notice the closing (in each case, a "Closing") of the purchase of the Shares shall take place within 10 days thereafter, except for the First Closing, which shall take place on the date hereof. The number of Shares to be purchased at each Closing pursuant to a Put Notice shall be as follows:

First Closing                       500
Second Closing                      250
Third Closing                       250
Fourth Closing                      500
Fifth Closing                       200
Sixth Closing                       200
Seventh Closing                     200
Eighth Closing                      200
Ninth Closing                       200

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         (ii) In the event that the Investor has not purchased 2,500 Shares within 11 months of the date hereof, then the Company may issue a Put Notice for the balance of the Shares. The provisions of this paragraph shall not be waived or modified except with the prior consent of all of the parties to the Transaction Documents.

         (c) CLOSING.

         On the date of each Closing (each a "Closing Date"), the Investor shall wire the Purchase Price for the Shares being purchased to the Company in accordance with the wiring instructions provided by the Company to the Investor and the Company promptly (but in no event later than five (5) days following a Closing) shall issue certificates to the Investor evidencing the Shares. The Shares to be purchased at each Closing shall be deemed to be issued and held by the Investor upon receipt by the Company of the wire transfer representing payment of the Purchase Price for such Shares.

         (d) PURCHASE OF SHARES BY INVESTOR. In the event that the Investor has not purchased at least 1,700 Shares pursuant to Put Notices from the Company within one hundred twenty (120) days of the date hereof, then for a period of sixty (60) days thereafter, the Investor shall have the right to purchase from the Company the number of Shares equal to the difference between (i) 2,500 and
(ii) the number of Shares previously purchased by the Investor pursuant to this Agreement. The Closing for the purchase of the Shares pursuant to this Section 2(d) shall be held within ten (10) days after the Company's receipt of notice from the Investor that the Investor is exercising its right to purchase Shares pursuant to this Section 2(d).

         (e) AUTHORIZATION OF COMMON SHARES AND RATIFICATION OF TRANSACTIONS.

         Promptly following execution of this Agreement, the Company shall schedule a special or annual meeting of its shareholders or solicit written consents from its shareholders. The Company shall prepare a proxy statement and notice of meeting or written consent, together with such other supporting documents as are necessary or appropriate in order to give effect to this
Section 2(e), in order to obtain shareholder approval of: (i) the authorization of additional shares of Common Stock such that the Company will have such number of shares of Common Stock authorized as is required to satisfy all outstanding warrants for the purchase of Common Stock, convertible securities (including the Series C Preferred Stock and the Series D Preferred Stock), all rights under convertible debt of the Company, if any, and any other obligations of the Company to issue and/or sell Common Stock, and (ii) ratify the transactions contemplated by this Agreement, including expansion of the size of the Board and election of Directors. The Company shall prepare such documents, at its expense, and shall consult with all of the parties to the Transaction Documents in connection with such preparation. The Company agrees to use its best efforts to comply with all applicable securities laws, including without limitation the proxy rules promulgated under the 1934 Act, and to hold such shareholder meeting as promptly as possible, but not later than 120 days from the date hereof. In the event that the shareholders of the Company do not approve the foregoing proposals within 180 days of the date hereof, then the Company shall, as soon as practicable thereafter, but in no event later than 60 days thereafter, file a registration statement for the spin-off to its shareholders of a subsidiary, which subsidiary shall hold substantially all of the Company's assets. The subsidiary shall assume the Company's

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obligations hereunder and under the Transaction Documents. The subsidiary shall have a capitalization sufficient to discharge the Company's obligations under this Agreement and all other options, warrants and convertible securities. The Company shall use its best efforts to cause such registration statement to become effective as soon as practicable. The Company shall use its best efforts to cause the securities covered by such registration statement to be quoted on the National Association of Securities Dealers Inc. OTC Bulletin Board.

         (f) SEC FILINGS. If the Company has not done so prior to execution of this Agreement, within five days of the date of execution of this Agreement, the Company shall file with the SEC a current report on Form 8-K attaching a press release announcing the transactions contemplated in this Agreement and attaching such Transaction Documents as may be required by Form 8-K. Also on the date of execution of this Agreement, Investor shall file with the SEC a statement on Form 13D. The parties shall cooperate with each other in preparing both such filings and any other filings required pursuant to the 1934 Act. The parties agree with each other that they shall comply with all applicable securities laws and regulations in connection with the consummation of the transactions contemplated in this Agreement.

         3. INVESTOR'S REPRESENTATIONS AND WARRANTIES.

         The Investor represents and warrants to the Company that:

         (a) SOPHISTICATED INVESTOR. The Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities.

         (b) AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         (c) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Formation or Membership Agreement of the Investor or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture, mortgage, indebtedness or instrument to which the Investor is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor or by which any property or asset of the Investor or by which the Investor is bound. The business of the Investor is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect.

         (d) ACCREDITED INVESTOR. Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

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         (e) FRACTIONALIZATION The Investor is acquiring the Shares for the
Investor's account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Shares. Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares.

         (f) REPRESENTATIONS. No representations or warranties have been made to the Investor by the Company or any officer, employee, agent, Affiliate or Subsidiary of the Company, or any party to the Transaction Documents, other than the representations of the Company contained herein, and the Investor is not relying upon any representations other than those contained herein.

         (g) LEGEND. The Investor understands and agrees that the certificates for the Shares and the securities contained therein shall bear the following legend until (i) such securities shall have been registered under the 1933 Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the 1933 Act as well as any applicable "Blue Sky" or state securities laws:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Except as set forth in the Schedules attached hereto, the Company represents and warrants to the Investor that:

         (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and validly existing in good standing under the laws of the state of Delaware, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and

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is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company taken as a whole.

         (b) AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Shares in accordance with the terms hereof and thereof, (ii) except as provided in
SCHEDULE 4 (B), the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) the Transaction Documents have been duly and validly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms and (v) the expansion of the size of the Board of Directors to five (5) seats has been properly authorized by the Board of Directors of the Company. Attached hereto as
Schedule 4(bb) is a copy of the resolutions of the Board pursuant to which the Transactions Documents and the authorization and issuance of the Shares was approved.

         (c) CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, of which as of the date hereof, 199,806,193 shares are issued and outstanding and additional shares of Common Stock are issuable upon the exercise of options, warrants and conversion rights as described in Schedule 4(c). Except as provided in Schedule 4 (c), all of such outstanding shares of capital stock have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Attached hereto as Schedule 4(c) is (i) a true and complete statement of all outstanding shares of capital stock of the Company, including all outstanding Common Stock and Preferred Stock of any class, series or denomination, (ii) a complete list and description of any and all rights of any party to purchase or acquire through any means capital stock of the Company, including any and all warrants, convertible securities, convertible debt, purchase options, stock options and any other agreement of any kind which enables a party to purchase capital stock of the Company, (iii) a complete list and description of any and all voting rights of any person or entity, including without limitation any voting agreement to which the Company is a party or voting trust or special voting rights held by the holders of any class of securities of the Company to which the Company is a party or any other instrument or agreement entered into by the Company. Except as disclosed in Schedule 4(c), (1) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (2) there are no outstanding debt securities, (3) there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or

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rights convertible into, any shares of capital stock of the Company, and (4)
there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act, (5) there are no outstanding securities of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company or any of its Subsidiaries. The Company has furnished to the Investor, as Schedule 4(cc) of this Agreement, true and correct copies of the Company's Certificate of Incorporation, together with all amendments thereto as in effect on the date hereof (the "Certificate of Incorporation"), any Certificate of Designations, Preferences and/or Rights of any outstanding class or series of preferred stock or other capital stock (other than Common Stock) of the Company (collectively "Certificates of Designation") and the Company's By-laws, as in effect on the date hereof (the "By-Laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation, any Certificates of Designation or the By-laws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture, mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement or as set forth in Schedule 4(d), the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in SCHEDULE 4(D), the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

         (e) SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 2002, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of such documents which are filed since December 31, 2002 through the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investor or its representatives, or they have had access through EDGAR, true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or

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omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         5. COVENANTS OF THE COMPANY.

         (a) COVENANTS. Except as otherwise provided on Schedule 5 (a), until the later of (i) a period of twelve months from the date hereof or (ii) until the Company obtains the shareholder authorization or effectuates the spin-off referred to in Section 2(e), the Company agrees not to take any of the following actions without the prior written consent of the Investor and all of the other parties to the Transaction Documents:

                  (i) any amendment to or restatement of the certificate of incorporation or by-laws of the Company;

                  (ii) any change to the number of directors (which shall be five) of the Company, including the removal of a director;

                  (iii) the merger or consolidation of the Company with any person or entity, or any business acquisition involving the Company, or any agreement or commitment to engage in any such merger, consolidation or acquisition, in any transaction or series of related transactions;

                  (iv) the sale, transfer, assignment or conveyance, or any agreement or commitment to sell, transfer, convey or assign all or substantially all of the assets of the Company, in any transaction or series of related transactions;

                  (v) except for the purchase and sale of assets of the Company in the ordinary course of business, the sale, exchange, lease, mortgage, assignment, pledge or other transfer for the purpose of providing security of, or granting a security interest in, any of the assets of the Company;

                  (vi) the liquidation or dissolution of the Company;

                  (vii) except as otherwise expressly permitted by this Agreement or as set forth on Schedule 5(a), any recapitalization, restatement of assets, redemption of shares, reduction of capital or other change in the capitalization of the Company;

                  (viii) except as otherwise expressly permitted by this Agreement or as set forth on Schedule 5(a), the authorization, issuance, reissuance or sale, or the entering into of any

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material agreement providing for the issuance or sale (contingent or otherwise)
of any equity securities of the Company or the issuance, sale or grant of any security, option, warrant or right to acquire, convert into or otherwise dispose of any equity securities of the Company, in any case, whether or not authorized, issued or held in treasury;

                  (ix) the direct or indirect redemption, purchase or sale or other acquisition or disposition of any of the Company's securities;

                  (x) the entering into any business unrelated to the business purpose of the Company as it is presently conducted;

                  (xi) the entering into or any modification of any agreement with any Affiliate;

                  (xii) except as expressly otherwise permitted by this Agreement or as set forth on Schedule 5(a), the declaration or payment of any dividends or distributions in cash or property, or otherwise, upon any of the securities of the Company;

                  (xiii) except as set forth on Schedule 5(a), any new compensation arrangement, or any material change in any existing compensation arrangement or any method of compensating the officers and directors of the Company; or

                  (xiv) the Company shall not materially deviate from the business plan included in Schedule 5(a) annexed hereto.

         (b) USE OF PROCEEDS. Except as provided in Schedule 5(b) or as otherwise agreed by the Investor, the Company agrees that no portion of the proceeds from the sale of the Shares shall be paid to an Affiliate unless such payment is pursuant to an agreement existing on the date hereof.

         (c) FILING OF FORM 8-K. The Company shall file a press release and/or a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents in the form required by the 1934 Act and attaching such exhibits as are required by Form 8-K.

         (d) FILING OF THE CERTIFICATE OF DESIGNATION. The Company shall file the Certificate of Designation for the Series D Preferred Stock on the day that this Agreement is executed in the form annexed hereto.

         6. CONDITIONS OF THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company to issue and sell the Shares to the Investor pursuant to this Agreement is subject to the satisfaction, at or before each Closing Date, of each of the following conditions set forth below.

         (a) The Investor shall have executed this Agreement and each of the Transaction Documents and delivered the same to the Company.

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         (b) The Investor shall have delivered to the Company the Purchase Price for the Shares being purchased by the Investor at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

         (c) The representations and warranties of the Investor shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time, and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to such Closing Date by the Company. The Company shall have received a certificate dated as of the applicable Closing Date in the Form of Exhibit B to the foregoing effect.

         (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         (e) Such Investor shall have delivered to the Company such other documents relating to the transactions contemplated by this Agreement as the Company may reasonably request upon reasonable advance notice.

         7. CONDITIONS OF THE INVESTOR'S OBLIGATION TO PURCHASE.

         The obligation of the Investor pursuant to this Agreement to purchase Shares is subject to the satisfaction, on or before each Closing Date, of each of the following conditions set forth below. These conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion.

         (a) The Company shall have executed each of this Agreement and the Transaction Documents and delivered the same to the Investor.

         (b) The representations and warranties of the Company shall be true and correct as of the date when made and as of each Closing Date as though made at that time (except for (i) representations and warranties that speak as of a specific date) and (ii) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company on or before such Closing Date. The Investor shall have received a certificate, executed by an officer of the Company dated as of the applicable Closing Date, in the form of Exhibit B attached hereto, to the foregoing effect.

         (c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents.

         (d) Douglas Szalsny and Donald Hutton shall have been elected to the Board of Directors of the Company effective as of the date hereof.

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         (e) The holder of the Series C Preferred Stock shall have executed and delivered to the Investor a Voting Proxy included in the Transaction Documents.

         8. TERMINATION.

         (a) TERMINATION. This Agreement may be terminated at any time by the mutual written consent of the Company, the Investor and all of the parties to the Transaction Documents. The representations, warranties and covenants contained in or incorporated into this Agreement, insofar as applicable to the transactions consummated hereunder prior to such termination, shall survive its termination for the period of any applicable statute of limitations.

         (b) TERMINATION EVENTS. This Agreement shall terminate upon any of the following events:

                  (i) the mutual agreement of the parties to the Transaction Documents;

                  (ii) 12 months from the date hereof ; or

                  (iii) (A) the Investor or the Investor's appointees to the Board of Directors breach, attempt to breach or vote in favor of any proposal to breach any of the terms, covenants, representations or agreements, contained in the this Agreement, the Tri-Party Agreement dated the date hereof by and among the Corporation, John Marsala and the Investor, the Certificate of Designation or the Pledge Agreement, dated the date hereof by and between John Marsala and the Investor (B) the breach by the Company of any of the terms, covenants, warranties, or representations contained in this Agreement or any of the Transaction Documents, in each such case which breach has not been cured within thirty (30) days after written notice, except in the case of the Investor's breach of the provisions set forth in Section 2(a), (b) or (c), in which event this Agreement shall terminate five days after written notice to the Investor, which breach has not been cured within such period, unless otherwise agreed by all of the parties to the Transaction Documents.

         9. INDEMNIFICATION. Each party hereto (the "Indemnitor") shall defend, protect, indemnify and hold harmless the other party hereto and all of its shareholders, officers, directors, employees and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Indemnitor in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby and (ii) any breach of any covenant, agreement or obligation of the Indemnitor contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby.

         10. GOVERNING LAW; MISCELLANEOUS.

         (a) GOVERNING LAW. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (b) FEES AND EXPENSES.

         Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Any attorneys' fees and expenses incurred by either the Company or by the Investor in connection with the enforcement of the rights of any party, after the occurrence of any breach of the terms of this Agreement by another party or any default by another party in respect of the transactions contemplated hereunder (subject to any cure rights herein permitted), shall be paid on demand by the party which breached the Agreement and/or defaulted, as the case may be.

         (c) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         (d) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (e) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (f) ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including Schedules and Exhibits and the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor upon the written consent of all of the parties to the Transaction Documents, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

         (g) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally or by overnight courier or (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party). The addresses and facsimile numbers for such communications shall be:


 IF TO THE COMPANY:                      IF TO THE INVESTOR:
 -----------------                       ------------------

 Gordon Kuhn                             Transit Rail LLC
 New York Regional Rail Corp.            2730 Transit Road
 4302 First Avenue                       West Seneca, NY 14224
 Brooklyn, NY 11232
                                         Attention:  Gordon Reger


 WITH A COPY TO:                         WITH A COPY TO:
 --------------                          --------------

 Marc. G. Rosenberg, Esq.                Gregory P. Photiadis, Esq.
 McLaughlin & Stern, LLP                 Duke, Holzman, Yaeger & Photiadis, LLP
 260 Madison Avenue                      2500 Main Place Tower
 New York, NY 10016                      Buffalo, NY 14202

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

         (h) SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the parties hereto.

         (i) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (j) SURVIVAL. The representations and warranties of the Company and the Investor contained in Sections 3 and 4, the agreements and covenants set forth in Section 5, and the indemnification provisions set forth in Section 9, shall survive each of the Closings.

         (k) PUBLICITY. The Company and Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby or by and of the Transaction Documents and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement.

         (l) FURTHER ASSURANCES. Except as set forth herein, each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and any of the Transaction Documents and the consummation of the transactions contemplated hereby.

         (m) NO BROKER. Each party represents and warrants that it has not retained or used, and will not retain or use, the services of any broker or finder which would result in the imposition of a fee to either party.

         (n) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


                [Balance of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Investment Agreement to be duly executed as of the date and year first above written.


                                        NEW YORK REGIONAL RAIL CORPORATION


                                        By: /s/ Wayne Eastman
                                            -----------------
                                            Name:  Wayne Eastman
                                            Title: President



                                        TRANSIT RAIL LLC


                                        By: /s/Gordon Reger
                                            Gordon Reger, Manager